UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 East Green Street Bensenville, Illinois	60106
(Address of principal executive offices)	(Zip Code)

(847) 295-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	RBCN	The Nasdaq Stock Market LLC
Preferred Share Purchase Right	Not Applicable	Not Applicable

Item 1.01 Entry into a Material Definitive Agreement

On December 18, 2020, Rubicon Technology, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 to the Section 382 Rights Agreement (the “Rights Agreement”) by and between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent. The Rights Agreement, which was entered into in an effort to preserve stockholder value by protecting against a possible limitation on our ability to use our net operating loss carry-forwards, was originally entered into in December 2017 and was scheduled to expire on December 18, 2020. Amendment No. 1 to the Rights Agreement extends the final expiration date of the Rights Agreement to December 18, 2023. Except for the extension of the final expiration date, the Rights Agreement otherwise remains unmodified. The amendment has been unanimously approved by the Board of Directors and was approved by stockholders at the Company’s 2020 Annual Meeting.

The original Rights Agreement is described in and included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2017, which is incorporated herein by reference.  Amendment No. 1 to the Rights Agreement is filed as Exhibit 4.1 hereto and our press release announcing the extension of the Rights Agreement is filed as Exhibit 99.1 hereto, each of which is incorporated herein by reference.

Item 7.01 Regulation F-D Disclosure

On December 18, 2020, the Company issued a press release announcing the matters described herein.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished or filed herewith.

Exhibit No.	Description
4.1	Amendment No. 1 to the Section 382 Rights Agreement between Rubicon Technology, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent

99.1	Press Release, dated December 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Dated: December 18, 2020	By:	/s/ Timothy E. Brog
	Name:	Timothy E. Brog
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 1 to the Section 382 Rights Agreement between Rubicon Technology, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent

99.1	Press Release, dated December 18, 2020

4